EXHIBIT 10.8

THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THIS WARRANT AND THE COMMON SHARES ISSUABLE UPON EXERCISE OF THIS WARRANT MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SAID ACT OR AN OPINION OF COUNSEL REASONABLY
SATISFACTORY  TO  ASTRATA  GROUP  INCORPORATED  THAT  SUCH  REGISTRATION  IS NOT
REQUIRED.

                                    Right to  Purchase  12,000  shares of Common
                                    Stock of Astrata Group Incorporated (subject to adjustment as provided herein)

                          COMMON STOCK PURCHASE WARRANT

No.  2004-DEC-001                                 Issue Date:  December 14, 2004

         ASTRATA GROUP INCORPORATED, a corporation organized under the laws of the State of Nevada (the "Company"), hereby certifies that, for value received, Walter Jared Frost, an individual, or his assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from the Company at any time after the Issue Date up to 5:00 p.m., P.D.T., on December 14, 2006 (the "Expiration Date"), up to 12,000 fully paid and non-assessable shares of the common stock of the Company (the "Common Stock"), at a per share purchase price of $5.00. The afore-described purchase price per share, as adjusted from time to time as herein provided, is referred to herein as the "Purchase Price." The number and character of such shares of Common Stock and the Purchase Price are subject to adjustment as provided herein. The Company may reduce the Purchase Price without the consent of the Holder.

         As used herein the following terms, unless the context otherwise requires, have the following respective meanings:

         (a) The term "Company" shall include Astrata Group Incorporated and any corporation which shall succeed to or assume the obligations of Astrata Group Incorporated hereunder.

         (b) The term "Common Stock" includes (i) the Company's Common Stock, as authorized on the date hereof and (ii) any other securities into which or for which any of the securities described in subpart (i) may be converted or exchanged pursuant to a plan of recapitalization, reorganization, merger, sale of assets, or otherwise.

         (c) The term "Other Securities" refers to any stock (other than Common Stock) and other securities of the Company or any other person (corporate or otherwise) that the holder of the Warrant at any time shall be entitled to receive, or shall have received, on the exercise of the Warrant, in lieu of or in addition to Common Stock, or which at any time shall be issuable or shall have been issued in exchange for or in replacement of Common Stock or Other Securities pursuant to Section 3 or otherwise.

         (d) The term "Excepted Issuance" shall include any sale and issuance by the Company of its common stock or other securities or convertible debt obligations (i) in connection with employee stock options or compensation plans,
(ii) as full or partial consideration in connection with any merger, consolidation or purchase of substantially all of the securities or assets of any corporation or other entity, (iii) that may be issued to service providers who are not officers, directors or employees of the Company, or (iv) that may be issued to institutional third-parties in connection with their providing debt financing to, or on behalf of, the Company.

         1. EXERCISE OF WARRANT.

            1.1. NUMBER OF SHARES ISSUABLE UPON EXERCISE. From and after the Issue Date through and including the Expiration Date, the Holder hereof shall be entitled to receive, upon exercise of this Warrant in whole in accordance with the terms of Subsection 1.2 or upon exercise of this Warrant in part in accordance with Subsection 1.3, shares of Common Stock of the Company, subject to adjustment pursuant to Section 3.

            1.2. FULL EXERCISE. This Warrant may be exercised in full by the Holder hereof by delivery of an original or facsimile copy of the form of subscription attached as Exhibit A hereto (the "Subscription Form") duly executed by such Holder and surrender of the original Warrant within seven (7) days of exercise, to the Company at its principal office or at the office of its Warrant Agent (as provided hereinafter), accompanied by payment, in cash, wire transfer, or by certified or official bank check payable to the order of the Company, in the amount obtained by multiplying the number of shares of Common Stock for which this Warrant is then exercisable by the Purchase Price then in effect.

            1.3. PARTIAL EXERCISE. This Warrant may be exercised in part (but not for a fractional share) by surrender of this Warrant in the manner and at the place provided in Subsection 1.2 except that the amount payable by the Holder on such partial exercise shall be the amount obtained by multiplying (a) the number of whole shares of Common Stock designated by the Holder in the Subscription Form by (b) the Purchase Price then in effect. On any such partial exercise, the Company, at its expense, will forthwith issue and deliver to or upon the order of the Holder hereof a new Warrant of like tenor, in the name of the Holder hereof or as such Holder (upon payment by such Holder of any applicable transfer taxes) may request, the whole number of shares of Common Stock for which such Warrant may still be exercised.

            1.4. NET ISSUE EXERCISE. Notwithstanding any provisions herein to the contrary, if the Fair Market Value of one share of Common Stock is greater than the Purchase Price at the Determination Date, in lieu of exercising this Warrant for cash in the manner set forth in Subsections 1.2 or 1.3 or in exchange for other shares of Common Stock in the manner set forth in Subsection 1.5, the Holder may elect to receive shares of Common Stock equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with the properly endorsed Notice of Exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Common Stock computed using the following formula:

                                 Y (A-B)
                             X = -------
                                    A

            Where X = the  number of shares of Common  Stock to be issued to the
                      Holder

                  Y = the  number of shares of Common Stock purchasable
                      under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled at the Determination Date

                  A = the Fair Market Value of one share of the Company's
                      Common Stock at the Determination Date

                  B = Purchase Price as of the Determination Date

            1.5. PAYMENT UTILIZING SHARES. Notwithstanding any provisions herein to the contrary, in lieu of exercising this Warrant for cash in the manner set forth in Subsections 1.2 or 1.3 or in utilizing the net issue exercise method in the manner set forth in Subsection 1.4, the Holder may elect to deliver to the Company that number of shares of Common Stock with a Fair Market Value at the Determination Date (in certificated form, with the Holder's signature bearing a medallion guarantee, all in a form that will enable the Company, then and there, to return such shares to its treasury for cancellation) equal to the Purchase Price in payment for the shares of Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled at the Determination Date. For purposes of this Subsection 1.6, the Determination Date shall be as of the date on which the Holder delivers the Subscription Form and the share certificates with medallion guarantees, as referenced below, in the manner and to the place referenced in Subsections 1.2 or 1.3.

            1.6. FAIR MARKET VALUE. Fair Market Value of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                (a) If the Company's Common Stock is traded on a national exchange or on the National Association of Securities Dealers, Inc. Automated Quotation ("NASDAQ") National Market or the NASDAQ SmallCap Market, then the closing or last sale price, respectively, reported for the last business day immediately preceding the Determination Date;

                (b) If the Company's Common Stock is not traded on a national exchange or on the NASDAQ National Market or the NASDAQ SmallCap Market, but is quoted in the over-the-counter market, then the average of the closing bid and ask prices reported for the last business day immediately preceding the Determination Date;

                (c) Except as provided in clause (d) below, if the Company's Common Stock is not publicly traded or quoted, then as the Holder and the Company agree, or in the absence of such an agreement, by arbitration in accordance with the rules then standing of the American Arbitration Association, before a single arbitrator to be chosen from a panel of persons qualified by education and training to pass on the matter to be decided; or

                (d) If the  Determination  Date is the  date  of a  liquidation, dissolution, or winding up, or any event deemed to be a liquidation, dissolution, or winding up pursuant to the Company's charter, then all amounts to be payable per share to holders of the Common Stock pursuant to the charter in the event of such liquidation, dissolution, or winding up, plus all other amounts to be payable per share in respect of the Common Stock in liquidation under the charter, assuming for the purposes of this clause (d) that all of the shares of Common Stock then issuable upon exercise of all of the Warrants are outstanding at the Determination Date.

            1.7. COMPANY ACKNOWLEDGMENT. The Company will, at the time of the exercise of the Warrant, upon the request of the Holder hereof acknowledge in writing its continuing obligation to afford to such Holder any rights to which such Holder shall continue to be entitled after such exercise in accordance with the provisions of this Warrant. If the Holder shall fail to make any such request, such failure shall not affect the continuing obligation of the Company to afford to such Holder any such rights.

            1.8. TRUSTEE FOR WARRANT HOLDERS. In the event that a bank or trust company shall have been appointed as trustee for the Holder of the Warrants pursuant to Subsection 2.2, such bank or trust company shall have all the powers and duties of a warrant agent (as hereinafter described) and shall accept, in its own name for the account of the Company or such successor person as may be entitled thereto, all amounts otherwise payable to the Company or such successor, as the case may be, on exercise of this Warrant pursuant to this Section 1.

            1.9. DELIVERY OF STOCK CERTIFICATES, ETC. ON EXERCISE. The Company agrees that the shares of Common Stock purchased upon exercise of this Warrant shall be deemed to be issued to the Holder hereof as the record owner of such shares as of the close of business on the date on which this Warrant shall have been surrendered and payment made for such shares as aforesaid. As soon as practicable after the exercise of this Warrant in full or in part, and in any event within five (5) days thereafter, the Company at its expense (including the payment by it of any applicable issue taxes) will cause to be issued in the name of and delivered to the Holder hereof, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct in compliance with applicable securities laws, a certificate or certificates for the number of duly and validly issued, fully paid and non-assessable shares of Common Stock (or Other Securities) to which such Holder shall be entitled on such exercise, free and clear of any liens or encumbrances, plus, in lieu of any fractional share to which such Holder would otherwise be entitled, cash equal to such fraction multiplied by the then Fair Market Value of one full share of Common Stock, together with any other stock or other securities and property (including cash, where applicable) to which such Holder is entitled upon such exercise pursuant to Section 1 or otherwise.

         2. ADJUSTMENT FOR REORGANIZATION, CONSOLIDATION, MERGER, ETC.

            2.1. REORGANIZATION, CONSOLIDATION, MERGER, ETC. In case at any time or from time to time, the Company shall (a) effect a reorganization, (b) consolidate with or merge with or into any other person, (c) reclassify its shares of capital stock in such a manner as would effect its Common Stock, or
(d) transfer all or substantially all of its properties or assets to any other person under any plan or arrangement contemplating the dissolution of the Company, then, in each such case, as a condition to the consummation of such a transaction, proper and adequate provision shall be made by the Company whereby the Holder of this Warrant, on the exercise hereof as provided in Section 1, at any time after the consummation of such reorganization, consolidation, merger, or reclassification or the effective date of such dissolution, as the case may be, shall receive, in lieu of the Common Stock (or Other Securities) issuable on such exercise prior to such consummation or such effective date, the stock and other securities and property (including cash) to which such Holder would have been entitled upon such consummation or in connection with such dissolution, as the case may be, if such Holder had so exercised this Warrant, immediately prior thereto, all subject to further adjustment thereafter as provided in Section 3.

            2.2. DISSOLUTION. In the event of any dissolution of the Company following the transfer of all or substantially all of its properties or assets other than in connection with a transaction described in Subsection 2.1, the Company, prior to such dissolution, shall at its expense deliver or cause to be delivered the stock and other securities and property (including cash, where applicable) receivable by the Holder of the Warrants after the effective date of such dissolution pursuant to this Section 2 to a bank or trust company (a "Trustee") having its principal office in New York, New York, or in Los Angeles, California, as trustee for the Holder of the Warrants, all as if such Holder had so exercised this Warrant, immediately prior to such dissolution.

            2.3. CONTINUATION OF TERMS. Upon any reorganization, consolidation, merger or transfer (and any dissolution following any transfer) referred to in this Section 2, this Warrant shall continue in full force and effect and the terms hereof shall be applicable to the Other Securities and property receivable on the exercise of this Warrant after the consummation of such reorganization, consolidation or merger or the effective date of dissolution following any such transfer, as the case may be, and shall be binding upon the issuer of any Other Securities, including, in the case of any such transfer, the person acquiring all or substantially all of the properties or assets of the Company, whether or not such person shall have expressly assumed the terms of this Warrant as provided in Section 3. In the event this Warrant does not continue in full force and effect after the consummation of the transaction described in this Section 2, then only in such event will the Company's securities and property (including cash, where applicable) receivable by the Holder of the Warrants be delivered to the Trustee as contemplated by Subsection 2.2.

            2.4 SHARE ISSUANCE. If, on or before the Expiration Date of this Warrant and prior to the complete exercise hereof, the Company shall issue any shares of Common Stock (except for Excepted Issuances) without consideration or for a consideration less than the Purchase Price in effect at the time of such issuance, then, and thereafter successively upon each such issuance, the Purchase Price concurrently shall be reduced as follows: (i) the number of shares of Common Stock outstanding immediately prior to such issuance shall be multiplied by the Purchase Price in effect at the time of such issuance and the product shall be added to the aggregate consideration, if any, received by the Company upon such issuance of additional shares of Common Stock; and (ii) the sum so obtained shall be divided by the number of shares of Common Stock outstanding immediately after such issuance. The resulting quotient shall be the adjusted Purchase Price. For purposes of this adjustment, the issuance of any security of the Company carrying the right to convert such security into shares of Common Stock or of any warrant, right, or option to purchase Common Stock shall result in an adjustment to the Purchase Price upon the issuance of security, whether or not the underlying shares of Common Stock have been issued due to the exercise of such conversion or purchase rights; PROVIDED, HOWEVER, that, upon the expiration of any such conversion or purchase rights that were not so exercised, the Purchase Price then in effect shall be equitably increased (in the same manner as was previously utilized) by an amount to reflect such lack of exercise.

         3. EXTRAORDINARY EVENTS REGARDING COMMON STOCK. In the event that the Company shall (a) issue additional shares of the Common Stock as a dividend or other distribution on outstanding Common Stock, (b) subdivide its outstanding shares of Common Stock, or (c) combine its outstanding shares of the Common Stock into a smaller number of shares of the Common Stock, then, in each such event, the Purchase Price shall, simultaneously with the happening of such event, be adjusted by multiplying the then Purchase Price by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding immediately prior to such event and the denominator of which shall be the number of shares of Common Stock outstanding immediately after such event, and the product so obtained shall thereafter be the Purchase Price then in effect. The Purchase Price, as so adjusted, shall be readjusted in the same manner upon the happening of any successive event or events described herein in this Section 3. The number of shares of Common Stock that the Holder of this Warrant shall thereafter, on the exercise hereof as provided in Section 1, be entitled to receive shall be adjusted to a number determined by multiplying the number of shares of Common Stock that would otherwise (but for the provisions of this Section 3) be issuable on such exercise by a fraction of which (a) the numerator is the Purchase Price that would otherwise (but for the provisions of this Section 3) be in effect, and (b) the denominator is the Purchase Price in effect on the date of such exercise. The Company will use commercially reasonable efforts to provide notice of any such extraordinary event not less than ten (10) days prior to effective date of such event.

         4. CERTIFICATE AS TO ADJUSTMENTS. In each case of any adjustment or readjustment in the shares of Common Stock (or Other Securities) issuable on the exercise of the Warrants, the Company at its expense will promptly cause its Chief Financial Officer or other appropriate designee to compute such adjustment or readjustment in accordance with the terms of the Warrant and prepare a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based, including a statement of
(a) the consideration received or receivable by the Company for any additional shares of Common Stock (or Other Securities) issued or sold or deemed to have been issued or sold, (b) the number of shares of Common Stock (or Other Securities) outstanding or deemed to be outstanding, and (c) the Purchase Price and the number of shares of Common Stock to be received upon exercise of this Warrant, in effect immediately prior to such adjustment or readjustment and as adjusted or readjusted as provided in this Warrant. The Company will forthwith mail a copy of each such certificate to the Holder of the Warrant and any Warrant Agent of the Company (appointed pursuant to Section 9 hereof).

         5. RESERVATION OF STOCK, ETC. Issuable on Exercise of Warrant. The Company will at all times reserve and keep available, solely for issuance and delivery on the exercise of the Warrants, all shares of Common Stock (or Other Securities) from time to time issuable on the exercise of the Warrant.

         6. ASSIGNMENT; EXCHANGE OF WARRANT. Subject to compliance with applicable securities laws, this Warrant, and the rights evidenced hereby, may be transferred by any registered holder hereof (a "Transferor"). On the surrender for exchange of this Warrant, with the Transferor's endorsement in the form of Exhibit B attached hereto (the "Transferor Endorsement Form") and together with an opinion of counsel reasonably satisfactory to the Company that the transfer of this Warrant will be in compliance with applicable securities laws, the Company at its expense, twice, only, but with payment by the Transferor of any applicable transfer taxes, will issue and deliver to or on the order of the Transferor thereof a new Warrant or Warrants of like tenor, in the name of the Transferor and/or the transferee(s) specified in such Transferor Endorsement Form (each a "Transferee"), calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant so surrendered by the Transferor. No such transfers shall result in a public distribution of the Warrant.

         7. REPLACEMENT OF WARRANT. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction, or mutilation of this Warrant and, in the case of any such loss, theft, or destruction of this Warrant, on delivery of an indemnity agreement or security reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, on surrender and cancellation of this Warrant, the Company at its expense, twice only, will execute and deliver, in lieu thereof, a new Warrant of like tenor.

         8. REGISTRATION RIGHTS. The Holder of this Warrant has been granted certain registration rights by the Company, as set forth in the Registration Rights Agreement, the terms of which are incorporated herein by this reference.

         9. WARRANT AGENT. The Company may, by written notice to the Holder of the Warrant, appoint an agent (a "Warrant Agent") for the purpose of issuing Common Stock (or Other Securities) on the exercise of this Warrant pursuant to
Section 1, exchanging this Warrant pursuant to Section 6, and replacing this Warrant pursuant to Section 7, or any of the foregoing, and thereafter any such issuance, exchange, or replacement, as the case may be, shall be made at such office by such Warrant Agent.

         10. TRANSFER ON THE COMPANY'S BOOKS. Until this Warrant is transferred on the books of the Company, the Company may treat the registered holder hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary.

         11. NOTICES. Any notice required or permitted under this Warrant shall be given in writing and shall be deemed effectively given upon personal delivery to the party to be notified or by telex or confirmed facsimile, or one delivery day after deposit with a recognized overnight express delivery service or courier (for FedEx Express Overnight [or equivalent] delivery to and from an address within the United States of America) or three delivery days after deposit with a recognized overnight express delivery service or courier (for FedEx Express International Priority [or equivalent] delivery to and from an address outside the United States of America), and addressed to the party to be notified at the address indicated for such party below, or at such other address as such party may designate by ten days' advance written notice to the other party:

         (a)   If to the Company:   Astrata Group Incorporated
                                    1801 Century Park East, Suite 1830
                                    Los Angeles, California 90067-2320
                                    Attention:  Chief Financial Officer
                                    Facsimile: 310-226-8553

               With a copy to:      Bryan Cave LLP
               (which shall not     2020 Main Street, Suite 600
               constitute notice)   Irvine, California 92614
                                    Attention:  Randolf W. Katz, Esq.
                                    Facsimile: 949-223-7100

         (b)   If to the Holder:    Walter Jared Frost
                                    Jalan Adityawarman No. 40A
                                    Kebayoran Baru
                                    Jakarta 12160 Indonesia
                                    Facsimile:  011-62-21-739-4566

               With a copy to:      Greene, Radovsky, Maloney & Share LLP
               (which shall not     Four Embarcadero Center, Suite 4000
               constitute notice)   San Francisco, California 94111
                                    Attention:  Joseph S. Radovsky, Esq.
                                    Facsimile: 415-777-4961

         12. ATTORNEYS FEES TO PREVAILING PARTY. The prevailing party in an action, claim, suit, investigation, or proceeding (including, without limitation, an investigation or partial proceeding, such as a deposition), whether commenced or threatened (a "Proceeding") shall be reimbursed by the other party for its reasonable attorneys' fees and other costs and expenses incurred with the investigation, preparation, and prosecution of such Proceeding.

         13. NO IMPAIRMENT. The Company will not, by amendment of its Articles of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Warrant and in taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment.

         14. MISCELLANEOUS. This Warrant and any term hereof may be changed, waived, discharged, or terminated only by an instrument in writing signed by the party against which enforcement of such change, waiver, discharge, or termination is sought. This Warrant shall be construed and enforced in accordance with and governed by the laws of Nevada. Any dispute relating to this Warrant shall be adjudicated in Clark County in the State of Nevada. The headings in this Warrant are for purposes of reference only, and shall not limit or otherwise affect any of the terms hereof. The invalidity or unenforceability of any provision hereof shall in no way affect the validity or enforceability of any other provision.

         IN WITNESS WHEREOF, the Company has executed this Warrant as of the date first written above.


                           ASTRATA GROUP INCORPORATED

                              By:
                                 --------------------------------------
                                 Trevor Venter, Chief Executive Officer

                              By:
                                 --------------------------------------
                                 Richard Nelson, Assistant Secretary

                                    Exhibit A

                              FORM OF SUBSCRIPTION
                   (to be signed only on exercise of Warrant)

TO:  ASTRATA GROUP INCORPORATED

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. 2004-DEC-001), hereby irrevocably elects to purchase ________ shares of the Common Stock covered by such Warrant.

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant, which is $5.00. Such payment takes the form of $__________ in lawful money of the United States or ________ shares of the Company's Common Stock in accordance with Subsections 1.4 and 1.5 of the attached Warrant.

The undersigned requests that the certificates for such shares be issued in the name of, and delivered to ____________________________________, whose address is
________________________________________________________________________________
________________________________________________________________________________

The undersigned represents and warrants that all offers and sales by the undersigned of the securities issuable upon exercise of the within Warrant shall be made pursuant to registration of the Common Stock under the Securities Act of 1933, as amended (the "Securities Act"), or pursuant to an exemption from registration under the Securities Act.

Dated:___________________           ____________________________________________
                                    (Signature must conform to name of holder as specified on the face of the Warrant)

                                    ____________________________________________

                                    ____________________________________________
                                    (Address)

                                    Exhibit B

                         FORM OF TRANSFEROR ENDORSEMENT
                   (To be signed only on transfer of Warrant)

         For value received, the undersigned hereby sells, assigns, and transfers unto the person(s) named below under the heading "Transferees" the right represented by the within Warrant to purchase the percentage and number of shares of Common Stock of Astrata Group Incorporated to which the within Warrant relates specified under the headings "Percentage Transferred" and "Number Transferred," respectively, opposite the name(s) of such person(s) and appoints each such person Attorney to transfer its respective right on the books of Astrata Group Incorporated with full power of substitution in the premises.

   TRANSFEREES              PERCENTAGE TRANSFERRED          NUMBER TRANSFERRED
   -----------              ----------------------          ------------------

--------------------    ------------------------------    ----------------------

--------------------    ------------------------------    ----------------------

--------------------    ------------------------------    ----------------------

--------------------    ------------------------------    ----------------------

Dated:
      ----------, --------          --------------------------------------------
                                   (Signature must conform to name of holder as
                                    specified on the face of the warrant)

Signed in the presence of:

--------------------------          --------------------------------------------
         (Name)                     (Address)

ACCEPTED AND AGREED:
[TRANSFEREE]

--------------------------          --------------------------------------------
         (Name)                     (Address)